                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-95002) pertaining to the Cooper Cameron Corporation Retirement Savings Plan of our report dated June 11, 1999 with respect to the financial statements of the Cooper Cameron Retirement Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1998.





                                                   ERNST & YOUNG LLP


June 24, 1999
Houston, Texas